Supplement to the

Fidelity® Government Money Market Fund (SPAXX), Fidelity Money Market Fund (SPRXX), and Fidelity U.S. Treasury Money Market Fund (FDLXX)

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 29, 2012

The following information replaces the second paragraph in the "Fund Holdings Information" section on page 34.

Each fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

SMFB-13-01  April 1, 2013
1.713588.120